UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):    November 11, 2021

CONTANGO ORE, INC.
(Exact name of Registrant as specified in its charter)

Delaware	001-35770	27-3431051
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3700 Buffalo Speedway, Suite 925 Houston, Texas	77098
(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number, including area code:  (713) 877-1311

Not Applicable
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.01 per share	CTGO	OTCQB

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02.	Results of Operation and Financial Condition.

On November 12, 2021, Contango ORE, Inc. (the “Company”) issued a press release announcing its financial results for the quarter ended September 30, 2021. A copy of the press release is furnished as Exhibit 99.1 to this report and incorporated by reference into this Item 2.02.

The information included in this Item 2.02 and in Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as explicitly set forth by specific reference in such filing.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Named Executive Officer Compensation

On November 11, 2021, the board of directors of the Company (the “Board”), upon recommendation of the Compensation Committee, approved the following base cash compensation for the Company’s named executive officers as listed in the definitive proxy statement on Schedule 14A delivered to the Company’s stockholders in connection with the 2021 Annual Meeting of Stockholders (the “Annual Meeting”) and filed with the SEC on October 4, 2021:

Name and Title	2022 Base Salary
Rick Van Nieuwenhuyse President and Chief Executive Officer	$425,000
Brad Juneau Executive Chairman	$260,000
Leah Gaines Vice President, Chief Financial Officer, Chief Accounting Officer, Treasurer and Secretary	$290,000

The updated base compensation for Mr. Van Nieuwenhuyse and Ms. Gaines is made effective as of November 1, 2021, and Mr. Juneau's updated base compensation is effective January 1, 2022.

Also on November 11, 2021, the Board, upon recommendation of the Compensation Committee, approved grants of restricted stock to the Company’s named executive officers under the 2010 Equity Compensation Plan, pursuant to the terms of the 2010 Equity Compensation Plan and the Form of Restricted Stock Award Agreement, in the following amounts:

Name and Title	Number of Shares of Restricted Stock
Rick Van Nieuwenhuyse President and Chief Executive Officer	55,000
Brad Juneau Executive Chairman	15,000
Leah Gaines Vice President, Chief Financial Officer, Chief Accounting Officer, Treasurer and Secretary	7,500

Pursuant to the Form of Restricted Stock Award Agreement, the shares of restricted stock will vest on January 15, 2024, subject to acceleration upon a change of control of the Company.

In addition, on November 11, 2021, the Board, upon recommendation of the Compensation Committee, granted 15,000 shares of restricted stock to Mr. Van Nieuwenhuyse pursuant to the Contango ORE, Inc. Short Term Incentive Plan for the benefit of Rick Van Nieuwenhuyse, dated June 10, 2020, and the Form of Restricted Stock Award Agreement. Pursuant to the Form of Restricted Stock Award Agreement, the shares of restricted stock will be granted to Mr. Nieuwenhuyse on January 15, 2022, and will vest on January 15, 2023, subject to acceleration upon a change of control of the Company.

A copy of the Form of Restricted Stock Award Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein. The description of the Form of Restricted Stock Award Agreement in this Current Report on Form 8-K is a summary and is qualified in its entirety by reference to the complete text of the Form of Restricted Stock Award Agreement.

Transition of Brad Juneau to Chairman

On November 11, 2021, Brad Juneau notified the Board of his intent to resign as Executive Chairman of the Board, effective November 12, 2021.  Mr. Juneau will continue to serve as Chairman of the Board in a non-executive capacity.  Mr. Juneau’s decision was not the result of any dispute or disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At the Annual Meeting on November 11, 2020, the Company’s stockholders were asked to consider and vote upon the following proposals:

1.	To elect five persons to serve as directors of the Company until the annual meeting of stockholders in 2022;

2.	To ratify the appointment of Moss Adams LLP as the independent auditors of the Company for the fiscal year ending June 30, 2022;

3.	To conduct a non-binding advisory vote to approve the compensation of the Company’s named executive officers; and

4.
To approve the grant of discretionary authority to the chairman of the Annual Meeting to adjourn the Annual Meeting, if necessary, to solicit additional proxies in the event that there are not sufficient votes at the time of the Annual Meeting to approve any of Proposals 1-3.

As of September 27, 2021, the record date for the Annual Meeting, the Company had outstanding 6,685,746 shares of Common Stock.

Summarized below are final results of the matters voted on at the Annual Meeting:

1.
Proposal 1: Each of the director nominees was elected to the Board to serve as a director until the 2022 annual meeting of stockholders of the Company and until his respective successor is duly elected and qualified:

Name	For	Against	Abstain	Broker Non-Votes
Brad Juneau	4,728,332	280,945	5,524	743,660
Rick Van Nieuwenhuyse	5,001,713	10,394	2,694	743,660
Joseph S. Compofelice	4,732,140	279,467	3,194	743,660
Joseph G. Greenberg	4,466,159	542,948	5,694	743,660
Richard A. Shortz	4,729,660	279,447	5,694	743,660

2.	Proposal 2: The proposal to ratify the appointment of Moss Adams LLP as the independent auditors of the Company for the fiscal year ending June 30, 2022 was approved by the following number of votes:

For	Against	Abstain	Broker Non-Votes
5,392,822	365,433	206	—

3.	Proposal 3: The proposal to approve, on a non-binding, advisory basis, the compensation of the Company’s named executive officers was approved by the following number of votes:

For	Against	Abstain	Broker Non-Votes
4,893,284	119,841	1,676	743,660

4.
Proposal 4: The proposal to approve the grant of discretionary authority to the chairman of the Annual Meeting to adjourn the Annual Meeting, if necessary, to solicit additional proxies in the event that there are not sufficient votes at the time of the Annual Meeting to approve any of Proposals 1-3 was approved by the following number of votes:

For	Against	Abstain	Broker Non-Votes
5,635,264	123,011	186	—

No other business properly came before the Annual Meeting.

Item 7.01.	Regulation FD Disclosure.

The Company issued a press release on November 12, 2021 relating to the results of the Annual Meeting and announcing its financial results for the quarter ended September 30, 2021.  A copy of this press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K. On November 11, 2021, the Company made available an annual meeting presentation to its stockholders at its Annual Meeting. A copy of this presentation titled “Contango ORE AGM Corporate Presentation” is furnished as Exhibit 99.2 to this Current Report on Form 8-K and is available on the Company’s website at https://www.contangoore.com/investors/overview.

The Company’s presentation furnished as Exhibit 99.2 to this Current Report contains non-GAAP financial measures. Generally, a non-GAAP financial measure is a numerical measure of a company’s performance, financial position, or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with United States generally accepted accounting principles, or GAAP.  Reconciliations of these non-GAAP financial measures are not included in the furnished presentation due to the inherent difficulty and impracticality of quantifying certain amounts that would be required to calculate the most directly comparable GAAP financial measures. In addition, certain of the non-GAAP financial measures have been prepared by Kinross Gold Corporation, the Company’s partner in, and the manager of, the Joint Venture Company, and are based on International Financial Reporting Standards (IFRS) accounting standards and detailed information to which the Company has not had access to at this time. As a result, the Company is unable to quantify certain amounts that would be required to be included in the most directly comparable GAAP financial measure without unreasonable efforts.

The information included herein and in Exhibits 99.1 and 99.2 shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Cautionary Note Regarding Forward-Looking Statements

Many of the statements included or incorporated in this Current Report on Form 8-K and the furnished exhibits constitute “forward-looking statements.” In particular, they include statements relating to future actions, strategies, future operating and financial performance, ability to realize the anticipated benefits of the recent transactions with an affiliate of Kinross Gold Corporation and the Company’s future financial results. These forward-looking statements are based on current expectations and projections about future events.  Readers are cautioned that forward-looking statements are not guarantees of future operating and financial performance or results and involve substantial risks and uncertainties that cannot be predicted or quantified, and, consequently, the actual performance of the Company may differ materially from those expressed or implied by such forward-looking statements. Such risks and uncertainties include, but are not limited to, factors described from time to time in the Company’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q filed with the Securities and Exchange Commission (including the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” contained therein).

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit
10.1†	Form of Restricted Stock Award Agreement (Filed as Exhibit 10.4 to the Company’s current report on Form 8-K, as filed with the Securities and Exchange Commission on December 17, 2020).

99.1*	Press Release, dated November 12, 2021.

99.2*	Annual Meeting Presentation, dated November 11, 2021.

*    Filed herewith
†    Management contract or compensatory plan or agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONTANGO ORE, INC.

By: /s/ Leah Gaines
Leah Gaines
Vice President, Chief Financial Officer, Chief Accounting Officer, Treasurer and Secretary

Dated: November 15, 2021